                                                                   EXHIBIT 10.18

                  FORM OF RESTRICTED STOCK PURCHASE AGREEMENT
                (FOR PURCHASES PAID FOR WITH A PROMISSORY NOTE)

     This Agreement is made and entered into as of ____________ (the "Effective
                                                                      ---------
Date") between AT HOME CORPORATION, a Delaware corporation (the "Company"), and
----                                                             -------
__________ ("Purchaser").
             ---------

                                   RECITALS
                                   --------

     A. The Company desires to provide equity incentives to certain key employees pursuant to this Restricted Stock Purchase Agreement, which agreement is intended to qualify as a compensatory benefit plan or agreement within the meaning of Rule 701 under the Securities Act of 1933, as amended.

     B. Purchaser possesses sufficient business and financial experience, and/or sufficient knowledge of and/or relationship to the Company and its management, as to enable the Company to lawfully issue shares of its Common Stock to Purchaser without the need for registration or qualification of such shares under the Securities Act of 1933, as amended, and all applicable state "blue sky" laws.

     C. The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, the shares of the Company's Series A Common Stock.

     NOW, THEREFORE, the parties agree as follows:

     1.   PURCHASE OF SHARES.  On the Effective Date and subject to the terms
          -------------------
and conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of ________ shares the Company's Series A Common Stock, $0.01 par value (the "Shares") at an aggregate
                                                       ------
purchase price of $_________ (the "Purchase Price") or $0.10 per Share (the
                                   --------------
"Purchase Price Per Share"). As used in this Agreement, the term "Shares" refers
 ------------------------
to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

     2.   PAYMENT OF PURCHASE PRICE; CLOSING.
          -----------------------------------

          (A) DELIVERIES BY PURCHASER.  Purchaser hereby delivers to the
              ------------------------
Company the full Purchase Price by delivery of: (i) a check in the amount of $_________ in payment of the aggregate par value of the Shares, a copy of which is attached hereto as Exhibit 1; and (ii) by delivery to the Company of a
                      ---------
Secured Full Recourse Promissory Note of Purchaser in the principal amount of $_________ in the form of Exhibit 2, duly executed by Purchaser (the "Note").
                          ---------                                   ----
Purchaser also hereby delivers to the Company: (i) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of
Exhibit 3 attached hereto (the "Stock Powers"), duly executed by Purchaser and
---------                       ------------
(if applicable) Purchaser's spouse; and (ii) a Stock Pledge Agreement in the form of Exhibit 4, duly executed by Purchaser (the "Pledge Agreement").
        ---------                                   ----------------

          (B) DELIVERIES BY THE COMPANY.  Upon its receipt of the entire
              --------------------------
Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, with such certificate to be placed in escrow as provided in Section 8 until expiration or termination of both the Company's Repurchase Option and Right of First Refusal described in Sections 5 and 6 and payment in full to the Company of all sums due under the Note.

     3.   REPRESENTATIONS AND WARRANTS OF PURCHASER.  Purchaser represents and
          ------------------------------------------
warrants to the Company that:

          (A) PURCHASE FOR OWN ACCOUNT FOR INVESTMENT.  Purchaser is purchasing
              ----------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").
                                                            --------
Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          (B) ACCESS TO INFORMATION.  Purchaser has had access to all
              ----------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          (C) UNDERSTANDING OF RISKS.  Purchaser is fully aware of:  (i) the
              -----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ----
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

          (D) PURCHASER'S QUALIFICATIONS.  Purchaser has a preexisting personal
              ---------------------------
or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (E) NO GENERAL SOLICITATION.  At no time was Purchaser presented with
              ------------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          (F) COMPLIANCE WITH SECURITIES LAWS.  Purchaser understands and
              --------------------------------
acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the
                      ---
California Corporate Securities Law of 1968, as amended (the "Law"), but instead
                                                              ---
are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law or other applicable state securities laws which may impose certain restrictions on Purchaser's ability to transfer the Shares.

          (G) RESTRICTIONS ON TRANSFER.  Purchaser acknowledges and agrees that
              -------------------------
the Company, in its discretion, may elect to issue the Shares under one or more of several different exemptions from the registration and qualification requirements of the 1933 Act and the Law and that Purchaser's ability to transfer the Shares in compliance with such laws will be affected by the Company's choice of exemption. Purchaser further understands that the Company's choice of exemptions may not be definitively made until a later date and the Company is entirely free in its discretion to choose which exemption or exemptions it will rely upon to exempt the sale of Shares to Purchaser. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          (H) RULE 144.  Purchaser acknowledges that SEC Rule 144 promulgated
              ---------
under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, may require that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for (within
                                                          ------------
the meaning of Rule 144), before they may be resold under Rule 144. PURCHASER
                                                                    ---------
UNDERSTANDS THAT SHARES PAID FOR WITH A NOTE MAY NOT BE DEEMED TO BE FULLY "PAID
--------------------------------------------------------------------------------
FOR" WITHIN THE MEANING OF RULE 144 UNLESS CERTAIN CONDITIONS ARE MET AND THAT,
-------------------------------------------------------------------------------
ACCORDINGLY, THE RULE 144 HOLDING PERIOD OF SUCH SHARES MAY NOT BEGIN TO RUN
----------------------------------------------------------------------------
UNTIL SUCH SHARES ARE FULLY PAID FOR WITHIN THE MEANING OF RULE 144. Purchaser
-------------------------------------------------------------------
understands that Rule 144 will remain unavailable indefinitely with respect to transfers of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule
144) is not publicly available. In addition, Purchaser understands that all public resales of the Shares by Purchaser at a time when Purchaser is an affiliate of the Company must comply with the provisions of Rule 144.

          (I) RULE 701.  If the Shares are issued pursuant to the exemption
              ---------
provided by Rule 701 promulgated under the 1933 Act, then the Shares will become freely tradable by persons who are non-affiliates of the Company under SEC Rule 701 promulgated under the 1933 Act, subject to limited conditions regarding the method of sale, 90 days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to any transfer restrictions imposed by applicable state securities laws, the lengthier market standoff agreement contained in this Agreement or any other agreement entered into by Purchaser. Under Rule 701, affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

          (J) RULE 504.  If the Company elects to issue the Shares to Purchaser
              ---------
under the exemption provided by Rule 504 of Regulation D promulgated under the 1933 Act, then the Shares should be freely tradable by non-affiliates of the Company under the 1933 Act, subject to any transfer restrictions imposed by applicable state securities laws, the lengthier market stand-off agreement contained in this Agreement or any other contractual restrictions contained in this Agreement or in any other agreement entered into by Purchaser. However, affiliates of the Company must continue to comply with the provisions (other than the holding period requirements) of Rule 144. As noted above, Rule 144 is not presently available.

          (K) TERMS OF PURCHASE AGREEMENT ACCEPTED.  Purchaser has received a
              -------------------------------------
copy of this Agreement, has read and understands the terms of this Agreement, and agrees to be bound by its terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon purchase and disposition of the Shares, and that Purchaser should consult a tax adviser prior to such purchase or disposition.

     4.   MARKET STANDOFF AGREEMENT.  Purchaser agrees in connection with any
          --------------------------
registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one year) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

     5.   COMPANY'S REPURCHASE OPTION.  The Company has the option to repurchase
          ----------------------------
all or a portion of the Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser
                                           -----------------
ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause.

          (A) DEFINITION OF "EMPLOYED BY THE COMPANY"; "TERMINATION DATE".  For
              ------------------------------------------------------------
purposes of this Agreement, Purchaser will be considered to be "employed by the
                                                                ---------------
Company" if the Board of Directors of the Company determines that Purchaser is
-------
rendering substantial services as an officer or employee to the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company will have discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's employment terminated (the "Termination Date").
-----------------

          (B) UNVESTED AND VESTED SHARES.  Shares that are not Vested Shares (as
              ---------------------------
defined in this Section) are "Unvested Shares".  On the Effective Date, all of
                              ---------------
the Shares will be Unvested Shares. If Purchaser has been continuously employed by the Company at all times from the Effective Date ________ (the "First Vesting
                                                                   -------------
Date"), then on the First Vesting Date twenty-five percent (25%) of the Shares
----
will become Vested Shares; and thereafter, for so long (and only for so long) as Purchaser remains continuously employed by the Company at all times after the First Vesting Date, an additional two point zero nine percent (2.09%) of the Shares will become Vested Shares upon each succeeding month that elapses after the First Vesting Date. Notwithstanding the foregoing, no Shares will become Vested Shares after the Termination Date.

          (C) ADJUSTMENTS.  The number of Shares that are Vested Shares or
              ------------
Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Series A Common Stock of the Company occurring after the Effective Date.

          (D) EXERCISE OF REPURCHASE OPTION AT ORIGINAL PRICE.  At any time
              ------------------------------------------------
within ninety (90) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) any or all of the Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Series A Common Stock of the Company occurring after the Effective Date).

          (E) PAYMENT OF REPURCHASE PRICE.  The repurchase price payable to
              ----------------------------
purchase Unvested Shares upon exercise of the Repurchase Option will be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company (or to such assignee) or by any combination thereof. The repurchase price will be paid without interest within ninety (90) days after the Termination Date.

          (F) RIGHT OF TERMINATION UNAFFECTED.  Nothing in this Agreement will
              --------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment at any time for any reason or no reason, with or without cause.

     6.   RIGHT OF FIRST REFUSAL.  Unvested Shares may not be sold or otherwise
          -----------------------
transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise
                                           ------
transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on
                                                           --------------
the terms and conditions set forth in this Section (the "Right of First
                                                         --------------
Refusal").

          (A) NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares will
              ----------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name, address and phone/fax number of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be
             -------------------
transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price") and (unless waived by the Company) a brief written explanation,
 -------------
signed by the Holder and the Proposed Transferee, of how the Offered Price was arrived at; and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section. A true and correct copy of the Proposed Transferee's bona fide offer shall be provided to the Company together with the Notice.

          (B) EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within sixty
              -----------------------------------
(60) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection (c) below.

          (C) PURCHASE PRICE.  The purchase price for the Offered Shares
              ---------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

          (D) PAYMENT.  Payment of the purchase price for Offered Shares will be
              --------
payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          (E) HOLDER'S RIGHT TO TRANSFER.  If all of the Offered Shares
              ---------------------------
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that
                                                               --------
such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that: (i) any such sale or other transfer is
            -------- -------
effected in compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (F) EXEMPT TRANSFERS.  Notwithstanding anything to the contrary in
              -----------------
this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights or the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company; or (iv) any transfer of Shares made in accordance with

Section 5 of this Agreement or this Section 6. As used herein, the term "immediate family" will mean Purchaser's spouse, lineal descendant or
 ----------------
antecedent, father, mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser.

          (G) TERMINATION OF RIGHT OF FIRST REFUSAL.  The Right of First
              --------------------------------------
Refusal will terminate as to all Shares on the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

          (H) ENCUMBRANCES ON VESTED SHARES.  Purchaser may grant a lien or
              ------------------------------
security interest in, or pledge, hypothecate or encumber Vested Shares only if the Company or its successors and assigns do not hold a lien or security interest in such share and only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber any Unvested Shares.

     7.   RIGHTS AS SHAREHOLDER.  Subject to the terms and conditions of this
          ----------------------
Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     8.   ESCROW.  As security for Purchaser's faithful performance of this
          -------
Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to
                                   -------------
hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal provided, however, that the Shares will be retained in escrow so long as
        --------  -------
they are subject to the Pledge Agreement.

     9.   TAX CONSEQUENCES.  Purchaser hereby acknowledges that Purchaser has
          -----------------
been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Shares, electing pursuant to
              --------------
Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax adviser(s) Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 5 for reference. PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY
          ---------
FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FOR FAILING TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     10.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          ---------------------------------------------

          (A) LEGENDS.  Purchaser understands and agrees that the Company will
              --------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON EACH CLASS OR SERIES OF AUTHORIZED SHARES OF THE COMPANY MAY BE OBTAINED UPON REQUEST AND WITHOUT CHARGE, FROM THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICES.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, IRREVOCABLE PROXY AND VOTING PROVISIONS, AND RIGHT OF FIRST REFUSAL AND REPURCHASE OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC RESALE AND TRANSFER RESTRICTIONS, IRREVOCABLE PROXY AND VOTING PROVISIONS, AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (B) STOP-TRANSFER INSTRUCTIONS.  Purchaser agrees that, in order to
              ---------------------------
ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (C) REFUSAL TO TRANSFER.  The Company will not be required (i) to
              --------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

     11.  COMPLIANCE WITH LAWS AND REGULATIONS.  The issuance and transfer of
          -------------------------------------
the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

     12.  SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights
          -----------------------
under this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

     13.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed by and
          ----------------------------
construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     14.  NOTICES.  Any notice required or permitted hereunder will be given in
          --------
writing and will be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by facsimile, addressed to the other party at its address (or facsimile number, in the case of transmission by facsimile) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

     15.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          --------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     16.  HEADINGS.  The captions and headings of this Agreement are included
          ---------
for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     17.  ENTIRE AGREEMENT.  This Agreement, together with all its Exhibits,
          -----------------
constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     18.  FINANCIAL STATEMENTS.  The Company shall provide fiscal year end
          --------------------
financial statements to Purchaser on an annual basis at such times as they are available for distribution to stockholders.

     19.  VOTING AGREEMENT.  In consideration of the sale of the Shares by the
          ----------------
Company to Purchaser, Purchaser hereby agrees that, with respect to any matter upon which the separate vote of the holders of the Company's Series A Common Stock is required under Section 242(b) of the Delaware General Corporation Law prior to the closing of the Company's initial public offering of Series A Common Stock pursuant to a registration statement filed with and declared effective by the SEC (the "Company IPO"),
                                                             -----------
Purchaser will cast all votes attributable to Purchaser's Shares in the same proportion as the holders of the Company's outstanding shares of Convertible Preferred Stock designated in the Certificate of Incorporation of the Company (the "Convertible Preferred Stock") cast their votes upon such matter, or, if
      ---------------------------

there are no such shares of Convertible Preferred Stock outstanding, in the same manner as the holders of the Company's outstanding shares of Series B Common Stock cast their votes upon such matter. Purchaser hereby irrevocably appoints the Secretary of the Company, or any other person designated by the Secretary of the Company, to act as Purchaser's proxy until the Company IPO to cast all votes attributable to Purchaser's Shares as specified in this Section. The obligations of this Section shall be binding on any transferee to whom the Shares are transferred by Purchaser or any subsequent transferee. As a condition of any transfer of the Shares prior to the Company IPO, Purchaser shall require any transferee, and any such transferee shall require its transferee, to agree to be bound by the provisions of this Section in the same manner as Purchaser is bound.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate, as of the Effective Date.

AT HOME CORPORATION                          PURCHASER

By:________________________________          ___________________________________

Title:_____________________________

Address: 385 Ravendale Drive                 Address:___________________________
         Mountain View, CA 94043
                                             ___________________________________

                                             Fax: ______________________________

LIST OF EXHIBITS
----------------

Exhibit 1: Purchaser's check in the amount of $________ in payment of the aggregate par value of the Shares

Exhibit 2:  Secured Full Recourse Promissory Note

Exhibit 3:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 4:  Stock Pledge Agreement

Exhibit 5:  Election Under Section 83(b) of the Internal Revenue Code

                                                                       EXHIBIT 1
                                                                       ---------


                           COPY OF PURCHASER'S CHECK
                           -------------------------

                                                                       EXHIBIT 2
                                                                       ---------

                     SECURED FULL RECOURSE PROMISSORY NOTE
                     -------------------------------------

                           Mountain View, California

$__________                                                 July 16, 1996

     1.   OBLIGATION.  In exchange for the issuance to the undersigned
          -----------
("Purchaser") of ________ shares (the "Shares") of the Series A Common Stock of
  ---------                            ------
AT HOME CORPORATION, a Delaware corporation (the "Company"), receipt of which is
                                                  -------
hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before May 31, 2001, at the Company's principal place of business at 385 Ravendale Drive, Mountain View, California 94043, or at such other place as the Company may direct, the principal sum of ________________ Dollars ($________) together with interest on unpaid principal compounded annually at the rate of Five point Eight Eight percent (5.88%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the
                                                    --------  -------
rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law.

     2.   SECURITY.  Payment of this Note is secured by a security interest in
          ---------
the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge
                                                                    ------
Agreement").  This Note is being tendered by Purchaser to the Company in partial
---------
payment of the purchase price of the Shares pursuant to that certain Restricted Stock Purchase Agreement between Purchaser and the Company dated of even date with this Note (the "Purchase Agreement").
                     ------------------

     3.   DEFAULT; ACCELERATION OF OBLIGATION.  Purchaser will be deemed to be
          ------------------------------------
in default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) upon Purchaser's failure to make any payment when due under this Note; (b) in the event Purchaser ceases to be employed by the Company (as defined in the Purchase Agreement) for any reason; (c) upon any transfer of any of the Shares;
(d) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; or (e) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

     4.   REMEDIES ON DEFAULT.  Upon any default of Purchaser under this Note,
          --------------------
the Company will have, in addition to its rights and remedies under this Note and under the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

     5.   RULE 144 HOLDING PERIOD.  SUBJECT (TO THE EXTENT RULE 701 IS
          ------------------------
APPLICABLE TO THE SHARES) TO ANY CONTRARY PROVISIONS OF RULE 701 UNDER THE SECURITIES ACT OF 1933, PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (A) THE PURCHASE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (B) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN

FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

     6.   PREPAYMENT.  Prepayment of principal and/or interest due under this
          -----------
Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, Purchaser intends that the Shares paid for by the portion of principal so paid will continue to be held in pledge under the Pledge Agreement to serve as independent collateral for the outstanding portion of this Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with this Note.

     7.   GOVERNING LAW; WAIVER.  The validity, construction and performance of
          ----------------------
this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     8.   ATTORNEYS' FEES.  If suit is brought for collection of this Note,
          ----------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.


                                             __________________________

                                                                       EXHIBIT 3
                                                                       ---------

                           STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of July 16, 1996, (the "Agreement"), the undersigned hereby
                                           ---------
sells, assigns and transfers unto _____________________, ______________ shares of the Series A Common Stock of AT HOME CORPORATION, a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company
 -------
represented by Certificate No(s). _____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.



Dated:  _____________________, 199___

                                                  PURCHASER

                                                  ______________________________

                                                  ______________________________
                                                  (Purchaser's Spouse)



INSTRUCTION:  Please do not fill in any blanks other than the signature line.
-----------             ---
The purpose of this Stock Power and Assignment is to enable the Company and/or its assigns to acquire the shares upon a default under Purchaser's Note and to exercise its "Repurchase Option" and/or "Right of First Refusal" set forth in the Agreement without requiring additional signatures on the part of the Purchaser.

                                                                       EXHIBIT 4
                                                                       ---------
                             STOCK PLEDGE AGREEMENT
                             ----------------------

     This Agreement is made and entered into as of ________ between AT HOME CORPORATION, a Delaware corporation (the "Company"), and ____________
                                          -------
("Pledgor").
  -------

                                R E C I T A L S
                                - - - - - - - -

     A. In exchange for Pledgor's Secured Full Recourse Promissory Note to the Company of even date herewith (the "Note") and a cash payment of ____________
                                    ----
Dollars ($________), the Company has issued and sold to Pledgor ________ shares of its Series A Common Stock (the "Shares") pursuant to the terms and conditions
                                   ------
of that certain Stock Purchase Agreement between the Company and Pledgor dated of even date herewith (the "Purchase Agreement").
                            ------------------

     B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1.   CREATION OF SECURITY INTEREST.  Pursuant to the provisions of the
          ------------------------------
California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Series A Common Stock certificate(s) No(s). ____representing all the Shares, together with one stock power for each certificate in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Section 5 hereof, will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral pledged to the
           ----------
Company will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Agreement, Escrow Holder will act solely for the Company as its agent.

     2.   REPRESENTATIONS AND WARRANTIES.  Pledgor hereby represents and
          -------------------------------
warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

     3.   RIGHTS ON DEFAULT.  In the event of default (as defined in the Note)
          ------------------
by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

     4.   ADDITIONAL REMEDIES.  The rights and remedies granted to the Company
          --------------------
herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company as a secured creditor or otherwise under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

     5.   DIVIDENDS; VOTING.  All dividends hereinafter declared on or payable
          ------------------
with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any the proxy granted by Pledgor and subject to the voting provisions of the Purchase Agreement.

     6.   ADJUSTMENTS.  In the event that during the term of this pledge, any
          ------------
stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

     7.   RIGHTS UNDER PURCHASE AGREEMENT.  Pledgor understands and agrees that
          --------------------------------
the Company's rights to repurchase the Collateral under the Purchase Agreement will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

     8.   REDELIVERY OF COLLATERAL.  Upon payment in full of the entire
          -------------------------
principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Agreement will terminate; provided,
                                                                       --------
however, that all rights of the Company to retain possession of the Shares
-------
pursuant to the Purchase Agreement will survive termination of this Agreement.

     9.   SUCCESSORS AND ASSIGNS.  This Agreement will inure to the benefit of
          -----------------------
the respective heirs, personal representatives, successors and assigns of the parties hereto.

     10.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed by and
          ----------------------------
construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

     11.  MODIFICATION; ENTIRE AGREEMENT.  This Agreement will not be amended
          -------------------------------
without the written consent of both parties hereto. This Agreement and Section 8 of the Purchase Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings related to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.



AT HOME CORPORATION                               PLEDGOR


By:_____________________________                  ______________________________

Title___________________________

                                                                       EXHIBIT 5
                                                                       ---------
                      ELECTION UNDER SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.   TAXPAYER'S NAME:                             _________________________

     TAXPAYER'S ADDRESS:                          _________________________

                                                  _________________________

     SOCIAL SECURITY NUMBER:                      _________________________

2. The property with respect to which the election is made is described as follows: _________ shares of Series A Common Stock of AT HOME CORPORATION, a Delaware corporation (the "Company"), which is Taxpayer's employer or the
                                  -------
     corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was _______ and this election is made for calendar year 1996.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $0.10 per share at the time of transfer.

6.   The amount paid for such shares was $0.10 per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE
                                                                ---
OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:                                            ______________________________